UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2024

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Healthpeak Properties, Inc., a Maryland corporation, intends to use certain materials in connection with the Citi 2024 Global Property CEO Conference, as well as subsequent investor meetings. A copy of these materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the related information in Exhibit 99.1 attached hereto are being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit No	Description

99.1	Investor Presentation, March 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024	HEALTHPEAK PROPERTIES, INC.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer